Exhibit 10.63

Execution Version

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated as of September 15, 2008 (this “Amendment”), is among Cheniere Common Units Holding, LLC, a Delaware limited liability company (the “Borrower”), the other Loan Parties (as defined in the Credit Agreement referred to below), the several banks and other financial institutions signatories hereto (the “Lenders”) and The Bank of New York Mellon, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”).

RECITALS

WHEREAS, the Borrower, the other Loan Parties, the Lenders and the Administrative Agent are parties to a Credit Agreement dated as of August 15, 2008 (as amended, modified or supplemented from time to time, the “Credit Agreement”).

WHEREAS, the Borrower has requested that Section 5.18(a) of the Credit Agreement be amended as set forth herein to modify the time period within which CEI is required to increase the number of members of its board of directors.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth in this Amendment, the Borrower, the other Loan Parties, the Required Lenders and the Administrative Agent agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to such terms in the Credit Agreement.

2. Amendment to Credit Agreement. Clause (a) of Section 5.18 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“(a) CEI shall increase its board of directors by one member within thirty (30) days of the Required Lenders nominating a proposed new member of the board of directors, provided that such member shall (i) be acceptable to the board of directors of CEI and (ii) not be an employee of, or other Affiliate of, either the Borrower or any of the Lenders.”

3. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a) Amendment. The Administrative Agent shall have received duly executed and delivered counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, the other Loan Parties, the Required Lenders and the Administrative Agent.

(b) Representations and Warranties. The representations and warranties set forth in Section 4 below shall be true and correct in all material respects on and as of the date hereof.

4. Representations and Warranties. In order to induce the Lenders to enter into this Amendment, the Loan Parties party hereto hereby jointly and severally represent and warrant to the Administrative Agent and each Lender that:

(a) Authorization, No Conflicts. The execution, delivery and performance of this Amendment by each Loan Party that is a party hereto (i) has been duly authorized by all requisite corporate, partnership or limited liability company and, if required, stockholder, partner or member action of such Loan Party and (ii) will not (A) violate (1) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of such Loan Party, (2) any order of any Governmental Authority or arbitrator or (3) any provision of any indenture, agreement or other instrument to which such Loan Party is a party or by which it or any of its property is or may be bound or (B) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture, agreement or other instrument.

(b) Enforceability. This Amendment has been duly executed and delivered by each Loan Party that is a party hereto and constitutes a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(c) Absence of Defaults. Both before and after giving effect to this Amendment, no Default nor Event of Default has occurred and is continuing.

5. Continuing Effect of the Credit Agreement. This Amendment does not constitute a waiver of any provision of the Credit Agreement and is not to be construed as a consent to any action on the part of the Borrower that would require a waiver or consent of the Lenders or an amendment or modification to any term of the Loan Documents except as expressly stated herein. Each of the Borrower and the other Loan Parties hereby confirms and ratifies the Credit Agreement as amended hereby and each of the other Loan Documents to which it is a party and acknowledges and agrees that the same continue in full force and effect as amended hereby (as applicable).

6. Reference to the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “herein” or words of like import refer to the Credit Agreement, as amended and affected hereby, and this Amendment shall constitute a Loan Document and shall be administered and construed pursuant to the terms of the Credit Agreement.

7. Arm’s Length/Good Faith. This Amendment has been negotiated at arm’s length and in good faith by the parties hereto.

8. Counterparts. This Amendment may be executed by all parties hereto in any number of separate counterparts each of which may be delivered in original, facsimile or other electronic (e.g., “.pdf”) form, and all of such counterparts taken together constitute one instrument.

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9. References. The words “hereby,” “herein,” “hereinabove,” “hereinafter,” “hereinbelow,” “hereof,” “hereunder” and words of similar import when used in this Amendment refer to this Amendment as a whole and not to any particular article, section or provision of this Amendment.

10. Severability. In case any one or more of the provisions contained in this Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

11. Headings Descriptive. The headings of the several sections of this Amendment are inserted for convenience only and do not in any way affect the meaning or construction of any provision of this Amendment.

12. Governing Law. This Amendment is governed by and will be construed in accordance with the law of the State of New York.

13. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENTS AND FOR ANY COUNTERCLAIM THEREIN.

14. Final Agreement of the Parties. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties are signing this Amendment as of the date first above written.

CHENIERE COMMON UNITS HOLDING, LLC, as Borrower

By:	/s/ Don A. Turkleson
Name:	Don A. Turkleson
Title:	Chief Financial Officer

CHENIERE ENERGY, INC., as a Loan Party

By:	/s/ Don A. Turkleson
Name:	Don A. Turkleson
Title:	Senior Vice President and Chief Financial Officer

CHENIERE MIDSTREAM HOLDINGS, INC., as a Loan Party

By:	/s/ Don A. Turkleson
Name:	Don A. Turkleson
Title:	Chief Financial Officer

CHENIERE LNG SERVICES, INC., as a Loan Party

By:	/s/ Don A. Turkleson
Name:	Don A. Turkleson
Title:	Chief Financial Officer

CHENIERE PIPELINE COMPANY, as a Loan Party

By:	/s/ Don A. Turkleson
Name:	Don A. Turkleson
Title:	Chief Financial Officer

Signature Page to Amendment No. 1

CHENIERE PIPELINE GP INTERESTS, LLC, as a Loan Party

By:	/s/ Don A. Turkleson
Name:	Don A. Turkleson
Title:	Chief Financial Officer

GRAND CHENIERE PIPELINE, LLC, as a Loan Party

By:	/s/ Don A. Turkleson
Name:	Don A. Turkleson
Title:	Chief Financial Officer

CHENIERE SOUTHERN TRAIL GP, INC., as a Loan Party

By:	/s/ Don A. Turkleson
Name:	Don A. Turkleson
Title:	Chief Financial Officer

CHENIERE LNG, INC., as a Loan Party

By:	/s/ Don A. Turkleson
Name:	Don A. Turkleson
Title:	Chief Financial Officer

CHENIERE LNG TERMINALS, INC., as a Loan Party

By:	/s/ Don A. Turkleson
Name:	Don A. Turkleson
Title:	Chief Financial Officer

Signature Page to First Amendment to Credit Agreement

CHENIERE LNG HOLDINGS, LLC, as a Loan Party

By:	/s/ Don A. Turkleson
Name:	Don A. Turkleson
Title:	Chief Financial Officer

CHENIERE ENERGY SHARED SERVICES, INC., as a Loan Party

By:	/s/ Don A. Turkleson
Name:	Don A. Turkleson
Title:	Chief Financial Officer

CHENIERE CREOLE TRAIL PIPELINE, L.P., as a Loan Party

By:	/s/ Don A. Turkleson
Name:	Don A. Turkleson
Title:	Chief Financial Officer

CHENIERE CORPUS CHRISTI PIPELINE, L.P., as a Loan Party

By:	/s/ Don A. Turkleson
Name:	Don A. Turkleson
Title:	Chief Financial Officer

CHENIERE LNG O&M SERVICES, LLC, as a Loan Party

By:	/s/ Don A. Turkleson
Name:	Don A. Turkleson
Title:	Chief Financial Officer

Signature Page to First Amendment to Credit Agreement

CHENIERE ENERGY OPERATING CO., INC., as a Loan Party

By:	/s/ Don A. Turkleson
Name:	Don A. Turkleson
Title:	Chief Financial Officer

SABINE PASS TUG SERVICES, LLC, as a Loan Party

By:	/s/ Don A. Turkleson
Name:	Don A. Turkleson
Title:	Chief Financial Officer

CHENIERE SOUTHERN TRAIL PIPELINE, L.P., as a Loan Party

By:	/s/ Don A. Turkleson
Name:	Don A. Turkleson
Title:	Chief Financial Officer

Signature Page to First Amendment to Credit Agreement

GSO SPECIAL SITUATIONS FUND LP, as a Lender

By: GSO Capital Partners, LP, its investment advisor

By:	/s/ GEORGE FAN
Name:	GEORGE FAN
Title:	CHIEF LEGAL OFFICER

GSO COF FACILITY LLC, as a Lender

By: GSO Capital Partners LP as Portfolio Manager

By:	/s/ GEORGE FAN
Name:	GEORGE FAN
Title:	CHIEF LEGAL OFFICER

GSO ORIGINATION FUNDING PARTNERS LP, as a Lender

By: GSO Capital Partners, LP, its investment advisor

By:	/s/ GEORGE FAN
Name:	GEORGE FAN
Title:	CHIEF LEGAL OFFICER

Signature Page to First Amendment to Credit Agreement

BLACKSTONE DISTRESSED SECURITIES FUND L.P., as a Lender

By: Blackstone Distressed Securities Advisors L.P., its Investment Manager

By	/s/ GEORGE FAN
Name:	GEORGE FAN
Title:	AUTHORIZED SIGNATORY

Signature Page to First Amendment to Credit Agreement

SCORPION CAPITAL PARTNERS, LP, as a Lender

By: Scorpion GP, LLC

By:	/s/ Nuno Brandolini
Name:	Nuno Brandolini
Title:	Manager

Signature Page to First Amendment to Credit Agreement

THE BANK OF NEW YORK MELLON, as Administrative Agent and Collateral Agent

By:	/s/ ROBERT D HINGSTON
Name:	ROBERT D HINGSTON
Title:	VICE PRESIDENT

Signature Page to First Amendment to Credit Agreement